4. Premises and Equipment (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Premises And Equipment Details
Land	$ 3,700	$ 3,670
Buildings and improvements	19,312	16,398
Furniture and equipment	21,115	19,996
Construction in process	847	0
Total premises and equipment	44,974	40,064
Less accumulated depreciation	25,063	23,612
Total net premises and equipment	$ 19,911	$ 16,452